KOMATSU FINANCIAL

CONTINUING GUARANTY

TO:KOMATSU FINANCIAL LIMITED PARTNERSHIP

For value received, and in consideration of credit and financial accommodations extended, to be extended or continued to or for the account of the Debtor (as hereinafter defined), the Undersigned hereby absolutely and unconditionally agrees to and does hereby guaranty the prompt and punctual payment and satisfaction of any and all indebtedness and other obligations for which KMHVC, INC. of 710 N Post Oak Rd, County of HARRIS, State of TX ("Debtor") is or may hereafter become indebted or liable to Komatsu Financial Limited Partnership ("KF"), whether such indebtedness and other obligations are direct or indirect,absolute or contingent, liquidated or unliquidated, due or to become due, secured or unsecured, by way of assignment or now existing or hereafter arising. Such indebtedness and other obligations are hereinafter individually and collectively referred to as the "Obligations". This Guaranty is a continuing guaranty of payment.

This Guaranty may be revoked by the Undersigned at any time by giving KF ten (10) days prior written notice of such intention to revoke, provided that such revocation shall not in any way affect the Undersigned's obligations or liabilities or KF's rights or remedies under this Guaranty, or any other terms or conditions herein, as to any of the indebtedness created or incurred before the effective date of such revocation. If this Guaranty is executed by more than one (1) person or entity, such revocation will only be effective as to the person or entity from whom it is received.

The Undersigned waives (i) notice of the acceptance of this Guaranty by KF; (ii) all notices of the Obligations which is now existing or which may hereafter exist; (iii) all presentments and demands for performance or payment, notices of default, protests and notices of protest, notices of dishonor, notices of intent to accelerate and acceleration and any other notices or other formalities of any kind whatsoever with respect to the Obligations; (iv) any obligation (should any exist) of KF to provide the Undersigned during the existence of this Guaranty with financial or any other information pertaining to Debtor or any other person or entity, including, without limitation, any change in the business structure of Debtor; and (v) any lack of diligence or errors or omissions in the collection, administration or realization of the Obligations or collateral directly or indirectly securing the Obligations (except willful errors or omissions).

KF may, at is sole option and discretion, at any time and from time-to-time, without the consent of or notice to the Undersigned, and without impairing, releasing or otherwise affecting the obligations of the Undersigned herein, modify, supplement, amend, terminate, alter, renew, compromise, extend, accelerate, exchange or otherwise change the time of performance or any of the other terms of any of the Obligations, take or accept any other security or guaranty for any of the Obligations, discharge, substitute, release or otherwise deal with in any manner and order any party who is or may be liable to KF for any of the Obligations, including, without limitation, any one or more of the Undersigned, or sell, exchange, substitute, release, surrender, waive, realize upon or otherwise deal with in any manner and in any order any collateral directly or indirectly securing any of the Obligations, or impair any of such collateral, including, without limitation, failing to perfect a security interest in such collateral.

Prior to KF's exercise of any right arising under this Guaranty, KF shall not be required to (i) attempt to collect or satisfy any of the Obligations from Debtor or from any other guarantor, surety or third party, whether through the filing of a suit or otherwise, (ii) attempt to exercise any rights or proceed against any security for any of the Obligations or any security for the performance of this Guaranty, whether through the filing of an appropriate foreclosure action or otherwise, (iii) include Debtor or any other party as an additional defendant in any action against the Undersigned or (iv) pursue any other remedy in KF's power whatsoever; and, with respect to all of the foregoing, the Undersigned hereby waives any law, rule, regulation or other requirement to the contrary. Any failure or cessation of liability of Debtor to KF with respect to any of the Obligations for any reason other than full payment or any impairment or suspension of KF's remedies or rights against Debtor to collect any of the Obligations (whether by reason of defense, set-off or counter-claim of Debtor, the lack of validity or enforceability of any of the Obligations or any agreement or instrument relating thereto or otherwise), shall not in any manner affect the liability of the Undersigned hereunder and the Undersigned hereby waives any right to assert against KF in any manner whatsoever any such failure, cessation, impairment or suspension.

The Undersigned hereby irrevocably waives all rights it has or may have under any agreement or at law or in equity (including, without limitation, any subrogation rights against Debtor with respect to the Obligations) to claim or seek contribution, indemnification, or any other form of reimbursement from Debtor or any other guarantor or other person now or hereafter primarily or secondarily liable for any of the Obligations, for any disbursement made or obligation incurred by the Undersigned under or in connection with this Guaranty or otherwise. The Undersigned also waives any rights of recourse to or with respect to any asset of Debtor.

The Undersigned's obligations and liabilities under this Guaranty shall not be affected by the following events and this Guaranty shall continue in full force and effect, notwithstanding the occurrence of such events: the liquidation or dissolution of Debtor, any sale, lease or transfer of all or substantially all of Debtor's assets, any insolvency of Debtor, any act of bankruptcy by Debtor or any bankruptcy, reorganization, debt arrangement or any other proceeding instituted by, against or on behalf of Debtor under any bankruptcy, or insolvency or similar law, the execution by Debtor of an assignment for the benefit of creditors, or the discharge in any bankruptcy or similar proceedings of Debtor or any of the Obligations.

This Guaranty shall continue to be effective and/or shall be automatically and retroactively reinstated with respect to any of the Obligations on which a payment has been received and later is rescinded or must be restored or returned pursuant to any insolvency, bankruptcy, reorganization, receivership, or any other debtor relief granted to Debtor or any other party liable for any of the Obligations or upon or as a result of the appointment of a custodian, receiver, intervenor, conservator, trustee or similar officer for Debtor or such other party or any of the property of Debtor or such other party, or otherwise, all as though such payment shall not have been made.

The Undersigned warrants to KF that the Undersigned is and shall at all times during the existence of this Guaranty be fully informed of the financial and other conditions of Debtor, any other person or entity primarily or secondarily liable with respect to the Obligations and any collateral or other assets directly or indirectly securing the Obligations.

KF may, without notice to or the consent of the Undersigned, sell, assign or transfer all or any part of the Obligations (and any collateral securing such Obligations), and in such event, each and every immediate and successive purchaser, assignee or transferee of all or any part of the Obligations shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such purchaser, assignee or transferee with respect to such portion of the Obligations, as fully as though such purchaser, assignee or transferee were herein by name given all rights, powers and benefits with respect to such portion, provided that KF shall have the unimpaired right, prior and superior to that of any such purchaser, assignee or transferee, to enforce this Guaranty for KF's benefit as to the portion of the Obligations that has not been sold, assigned or transferred.

This Guaranty shall be effective and shall be deemed to be unconditionally delivered to and accepted by KF upon its execution by the Undersigned. The execution of this Guaranty by the Undersigned shall make liability absolute and unqualified and such liability shall not be subject to any condition precedent. Notwithstanding such execution, KF has no obligation to extend any credit, now or hereafter, to Debtor.

This Guaranty shall be binding on the Undersigned, jointly and severally, and upon their respective heirs, legatees, devises, legal representatives, successors and assigns. References herein to the singular are references to the plural and vice versa, unless the context clearly requires otherwise. In any event, if this Guaranty is executed by more than one (1) person or entity, references herein to the "Undersigned" are references to all of such persons and entities and their liability shall be joint and several.

The rights and remedies granted to KF under this Guaranty shall inure to the benefit of KF's successors and assigns, as well as to any and all subsequent holders of any of the Obligations subject to this Guaranty. This Guaranty shall be governed and construed in accordance with the laws of the State of Illinois. If any provision of this Guaranty is determined to be void, invalid or unenforceable by a court or other body of competent jurisdiction and last resort, such determination shall not affect the remainder of this Guaranty, which shall remain in full force and effect. No amendment, modification, consent or waiver of any provision of this Guaranty shall be effective unless the same shall be in writing and signed by a duly authorized representative of KF, and then shall be effective only as to the specific instance and for the specific purpose for which given.

The Undersigned agrees to pay reasonable attorneys' fees and all costs incurred in attempting to collect or in collecting any sums owed by the Undersigned as a result of or in connection with this Guaranty.

This Guaranty is the complete and exclusive statement of the entire agreement of the Undersigned with respect to the subject matter herein and supersedes all prior agreements or understandings with respect to such subject matter. No course of dealing, course of performance or trade usage, and no parol evidence of any nature shall be used to supplement or modify the terms herein. In executing this Guaranty, the Undersigned are not relying upon any thing or matter not set forth herein.

IN WITNESS WHEREOF, the Undersigned have executed this Guaranty as of this 27th day of February 2014.

Post Office Address of Guarantor

710 North Post Oak Road
HOUSTON, TX 77024
Tax ID or SSN of Guarantor:

Signature of Guarantor:

President

HII Technologies Inc.

Post Office Address of Witness

Signature of Witness